LOANS PAYABLE - SBA - EIDL LOAN	12 Months Ended
Dec. 31, 2022
Loans Payable - Sba - Eidl Loan
LOANS PAYABLE - SBA - EIDL LOAN

6 - LOANS PAYABLE - SBA - EIDL LOAN

During 2020, the Company received three SBA Economic Injury Disaster Loans (“EIDL”) in response to the COVID-19 pandemic. These are 30-year loans under the EIDL program, which is administered through the SBA. Under the guidelines of the EIDL, the maximum term is 30 years; however, terms are determined on a case-by-case basis based on each borrower’s ability to repay and carry an interest rate of 3.75%. The EIDL loan may be prepaid by the Company at any time prior to maturity with no prepayment penalties. The proceeds from this loan must be used solely as working capital to alleviate economic injury caused by the COVID-19 pandemic.

On April 21, 2020, SoBeNY received an EIDL loan in the amount of $500,000. The loan bears interest at 3.75% and requires monthly payments of principal and interest of $2,437 beginning April 21, 2022, and is personally guaranteed by a managing stockholder. On June 18, 2020, Corphousing received an EIDL loan in the amount of $150,000. The loan bears interest at 3.75% and requires monthly payments of principal and interest of $731 beginning June 18, 2022. On July 25, 2020, S-Be received an EIDL loan in the amount of $150,000. The loan bears interest at 3.75% and requires monthly payments of principal and interest of $731 beginning July 25, 2022. Any remaining principal and accrued interest is payable thirty years from the date of the EIDL loan.

The outstanding balance at December 31, 2022 and December 31, 2021, was $800,000 and $800,000, respectively.

Accrued interest at December 31, 2022 was $30,000 and is included in accounts payable and accrued expenses in the consolidated balance sheets.

Future minimum principal repayments of the SBA - EIDL loans payable are as follows:

For the Twelve Months Ending December 31,
2023	$15,523
2024	14,826
2025	15,391
2026	15,979
2027	16,588
Thereafter	721,693
Total	$800,000